Morgan Stanley Variable Investment Series -
Income Plus Portfolio
Item 77O- Transactions effected pursuant to Rule
10f-3

Securities Purchased:  American Tower Corp.
4.400% due 2/15/2026
Purchase/Trade Date:  1/8/16
Offering Price of Shares: $99.713
Total Amount of Offering:  $500,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.045
Percentage of Fund's Total Assets: .020
Brokers:  BNP Paribas, Bofa Merrill Lynch,
Citigroup, J.P. Morgan, Morgan Stanley, Barclays,
BBVA, Credit Agricole CIB, EA Markets, Goldman
Sachs & Co., Mizuho Securities, RBC Capital
Markets, Scotiabank, TD Securities, Commerzbank,
Evercore ISI, Fifth Third Securities, HSBC,
Santander, Societe Generale, SMBC Nikko
Purchased from:  Citigroup
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Boston Properties 3.650%
due 2/1/2016
Purchase/Trade Date:	 1/8/2016
Offering Price of Shares: $99.708
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: .040
Percentage of Fund's Total Assets: 0.36
Brokers:  Bofa Merrill Lynch, Deutsche Bank
Securities, J.P. Morgan, Morgan Stanley, TD
Securities, US Bancorp, BNY Mellon Capital
Markets LLC, Fifth Third Securities, PNC Capital
Markets LLC, Scotiabank, SunTrust Robinson
Humphrey, Wells Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Simon Property Group LP
2.500% due 7/15/2021
Purchase/Trade Date:	 1/8/2016
Offering Price of Shares: $99.918
Total Amount of Offering: $550,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.041
Percentage of Fund's Total Assets: 0.20
Brokers:  Bofa Merrill Lynch, Credit Suisse,
Morgan Stanley, Mizuho, SunTrust Robinson
Humphrey, BBVA, Santander, SMBC Nikko,
BB&T Capital Markets Regions Securities LLC,
BNY Mellon Capital Markets LLC, Fifth Third
Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Crown Castle International
Corp. 4.450% due 2/15/2026
Purchase/Trade Date:	 1/28/2016
Offering Price of Shares: $99.671
Total Amount of Offering: $900,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.022
Percentage of Fund's Total Assets: 0.18
Brokers:  Bofa Merrill Lynch, Citigroup, JP Morgan,
Mizuho Securities, RBC Capital Markets, Barclays,
Credit Agricole CIB, Fifth Third Securities, Morgan
Stanley, MUFG, SMBC Nikko, SunTrust Robinson
Humphrey, TD Securities, RBS, Societe Generale,
Wells Fargo Securities, PNC Capital Markets LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Hospitality Properties Trust
5.250% due 2/15/2016
Purchase/Trade Date:	 1/29/2016
Offering Price of Shares: $97.615
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $375,000
Percentage of Offering Purchased by Fund: 0.107
Percentage of Fund's Total Assets: 0.33
Brokers:  Bofa Merrill Lynch, RBC Capital Markets,
UBS Investment Bank, BBVA, Mizuho Securities,
PNC Capital Markets LLC, Regions Securities LLC,
Citigroup, Morgan Stanley, Wells Fargo Securities,
BB& T Capital Markets, FTN Financial Securities,
Corp, SMBC Nikko, Oppenheimer & Co., Fifth
Third Securities, US Bancorp
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  General Motors Co. 6.600%
due 4/1/2016
Purchase/Trade Date:	 2/18/2016
Offering Price of Shares: $99.920
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.024
Percentage of Fund's Total Assets: 0.27
Brokers:  Goldman Sachs & Co., Bofa Merrill
Lynch, Citigroup, Deutsche Bank Securities,
Morgan Stanley, Barclays, BNP Paribas,
Commerzank, Credit Agricole CIB, Credit Suisse,
JP Morgan, Lloyds Securities, Mizuho Securities,
Societe Generale, BB Securities, Bradesco BBI,
RBC Capital Markets, RBS, TD Securities, Blaylock
Beal Van LLC, CL King & Associates, Mischler
Financial Group Inc.
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Exxon Mobil Corp 4.114%
due 3/1/2046
Purchase/Trade Date:	 2/29/2016
Offering Price of Shares: $100.00
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.009
Percentage of Fund's Total Assets: 0.20
Brokers:  Bofa Merrill Lynch, Citigroup, JP Morgan,
Barclays, Morgan Stanley, BNP Paribas, HSBC,
Mizuho Securities, Societe Generale, Standard
Chartered Bank, BNY Mellon Capital, Credit
Agricole CIB, Deutsche Bank, Lebenthal Capital
Markets, The Williams Capital Group LP, US
Bancorp, Wells Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Ebay Inc. 2.500% due
3/9/2018
Purchase/Trade Date:	 3/2/2016
Offering Price of Shares: $99.897
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $375,000
Percentage of Offering Purchased by Fund: 0.050
Percentage of Fund's Total Assets: 0.33
Brokers:  Bofa Merrill Lynch, JP Morgan, Morgan
Stanley, Wells Fargo Securities, Citigroup, Deutsche
Bank Securities, BNP Paribas, Credit Suisse,
Goldman Sachs & Co., HSBC, MUFG, RBC Capital
Markets, Standard Chartered Bank, The Williams
Capital Group LP
Purchased from: Wells Fargo Securities, LLC
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Xcel Energy Inc. 3.300% due
6/1/2025
Purchase/Trade Date:	 3/3/2016
Offering Price of Shares: $100.685
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.071
Percentage of Fund's Total Assets: 0.22
Brokers:  Barclays, BNP Paribas, Morgan Stanley,
MUFG, Wells Fargo Securities
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Air Lease Corporation
3.375% due 6/1/2021
Purchase/Trade Date:	  4/4/16
Offering Price of Shares: $99.059
Total Amount of Offering:  $600,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 0.18
Brokers:  Bofa Merrill Lynch, J.P. Morgan, RBC
Capital Markets, SunTrust Robinson Humphrey,
BMO Capital Markets, BNP Paribas, Citigroup,
Deutsche Bank Securities, Fifth Third Securities,
Lloyds Securities, Mizuho Securities, Morgan
Stanley, MUFG, Natixis, Santander, Wells Fargo
Securities
Purchased from: RBC Capital Markets
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Ford Motor Credit Company
LLC 3.096% due 5/4/2023
Purchase/Trade Date:	  4/29/2016
Offering Price of Shares: $100.00
Total Amount of Offering:  $500,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: 0.060
Percentage of Fund's Total Assets: 0.27
Brokers:  BNP Paribas, Credit Suisse, Deutsche
Bank Securities, Mizuho Securities, Morgan
Stanley, SMBC Nikko
Purchased from: Deutsche Bank
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Avalon Communities Inc.
2.950% due 5/11/2026
Purchase/Trade Date:	  5/4/2016
Offering Price of Shares: $99.966
Total Amount of Offering:  $475,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: 0.053
Percentage of Fund's Total Assets: 0.22
Brokers:  UBS Securities LLC, Morgan Stanley &
Co. LLC, Deutsche Bank Securities Inc., J.P.
Morgan Securities LLC, PNC Capital Markets LLC,
SunTrust Robinson Humphrey, Inc., BB&T Capital
Markets, BNY Mellon Capital Markets LLC,
Mitsubishi UFJ Securities, TD Securities
Purchased from: UBS AG
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Kraft Heinz Foods Co.
4.375% due 5/24/2046
Purchase/Trade Date:	  5/10/16
Offering Price of Shares: $99.684
Total Amount of Offering:  $300,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund: 0.167
Percentage of Fund's Total Assets: 0.44
Brokers:  Barclays, J.P. Morgan, Citigroup, Wells
Fargo Securities, Bofa Merrill Lynch, Goldman
Sachs & Co., Morgan Stanley, BNP Paribas,
Deutsche Bank Securities, MUFG, Credit Agricole
CIB, HSBC, RBC Capital Markets, Santander,
Credit Suisse, Mizuho Securities, SMB Nikko, Rabo
Securities, Standard Chartered Bank
Purchased from: Wells Fargo Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Aramark Services Inc.
4.750% due 6/1/2026
Purchase/Trade Date:	  5/16/16
Offering Price of Shares: $100.00
Total Amount of Offering:  $500,000,000
Amount Purchased by Fund: $370,000
Percentage of Offering Purchased by Fund: 0.074
Percentage of Fund's Total Assets: 0.21
Brokers:  Wells Fargo Securities, Bofa Merrill
Lynch, Barclays, Credit Suisse, J.P. Morgan,
Goldman Sachs & Co., Morgan Stanley, SMBC
Nikko, Rabo Securities, TD Securities, PNC Capital
Markets LLC, Santander, Comerica Securities
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.

Securities Purchased:  Lloyds Banking Group PLC
3.100% due 7/6/2021
Purchase/Trade Date:	  6/30/16
Offering Price of Shares: $99.926
Total Amount of Offering:  $1,000,000,000
Amount Purchased by Fund: $475,000
Percentage of Offering Purchased by Fund: 0.048
Percentage of Fund's Total Assets: 0.41
Brokers:  Citigroup, HSBC, Lloyds Securities,
Morgan Stanley
Purchased from: Citigroup
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one
NRSRO.